Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions

7.	Acquisitions

In March 2010, Canon acquired 45.2% of the total outstanding shares of Océ N.V. (“Océ”), which was listed on NYSE Euronext Amsterdam, principally through a fully self-funded public cash tender offer for consideration of ¥50,374 million, in addition to the 22.9% interest Canon held before the public cash tender offer. In addition, Canon acquired Océ’s convertible cumulative financing preference shares representing 19.1% of the total outstanding shares of Océ for consideration of ¥8,027 million. As a result, Canon’s aggregate interest represented 87.2% of the total outstanding shares of Océ at that time. The fair value of the 12.8% noncontrolling interest in Océ of ¥18,245 million was measured based on the quoted price of Océ’s common stock on the acquisition date. Canon holds 99.4% of Océ’s outstanding shares at December 31, 2012.

The acquisition was accounted for using the acquisition method. Prior to the March 2010 acquisition date, Canon accounted for its 22.9% interest in Océ using the equity method. The acquisition-date fair value of the previous equity interest of ¥25,508 million was remeasured using the quoted price of Océ’s common stock on the acquisition date and included in the measurement of the total acquisition consideration. In connection with the acquisition, Canon repaid ¥55,378 million of Océ’s existing bank debt and ¥22,936 million of Océ’s existing United States Private Placement notes, which are included in decrease in short-term loans in the consolidated statement of cash flows.

Océ is engaged in research and development, manufacture and sale of document management systems, printing systems for professionals and high-speed, wide format digital printing systems. Canon and Océ have complementary technologies and products and would benefit from this strong business relationship. Amid the increasingly competitive printing industry, Canon is further strengthening its business foundation in order to solidify its position as one of the global leaders. Canon aims to provide diversified solutions to its customers in the printing industry by making Océ a consolidated subsidiary.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at acquisition date.

(Millions of yen)
Current assets	¥122,248
Property, plant and equipment	51,156
Intangible assets	56,297
Goodwill	77,253
Other noncurrent assets	42,658

Non-current assets	227,364

Total acquired assets	349,612
Total assumed liabilities	247,458

Net assets acquired	¥102,154

Intangible assets acquired, which are subject to amortization, consist of customer relationships of ¥32,747 million, patented technologies of ¥11,316 million, and other intangible assets of ¥12,234 million. Canon has estimated the amortization period for the customer relationships and patented technologies to be 5 years and 3 years, respectively. The weighted average amortization period for all intangible assets is approximately 4.4 years.

Goodwill recognized, which is assigned to the Office Business Unit for impairment testing, is attributable primarily to expected synergies from combining operations of Océ and Canon. None of the goodwill is expected to be deductible for income tax purposes.

The amount of net sales of Océ included in Canon’s consolidated statement of income from the acquisition date for the year ended December 31, 2010 was ¥246,518 million.

The unaudited pro forma net sales as if Océ had been included in Canon’s consolidated statements of income from the beginning of the year ended December 31, 2010 was ¥3,772,425 million. Pro forma net income was not disclosed because the impact on Canon’s consolidated statements of income was not material.

Canon acquired businesses other than this described above during the years ended December 31, 2012, 2011, and 2010. Such acquisitions were accounted for using the acquisition method but were not material to its consolidated financial statements.